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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report May 4, 2001          Commission File No. 333-30795
    (Date of earliest event reported)


                                RADIO ONE, INC.
            (Exact name of registrant as specified in its charter)


               Delaware                              52-1166660
   (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)              Identification No.)


                         5900 Princess Garden Parkway,
                                   8th Floor
                            Lanham, Maryland 20706
                   (Address of principal executive offices)


                                (301) 306-1111
              Registrant's telephone number, including area code
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Item 5.  Other Events

     On May 3, 2001, the Company issued the attached press release announcing the Company's first quarter results for 2001. On May 4, 2001, the Company issued the attached press release announcing sale of senior subordinated notes.


     Exhibit 1       Press Release: Radio One, Inc. Reports Record First Quarter
                     Results

     Exhibit 2 Press Release: Radio One, Inc. Announces Sale of $300 Million of Senior Subordinated Notes
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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                RADIO ONE, INC.



                /s/ Scott R. Royster
                ----------------------------------------------------
May 4, 2001     Scott R. Royster
                Executive Vice President and Chief Financial Officer
                (Principal Accounting Officer)